Leases	6 Months Ended
Jun. 30, 2018
Leases [Abstract]
Leases
Leases
Obligations Related to Capital Leases

	As at	As at
	June 30, 2018	December 31, 2017
	$	$
Total obligations related to capital leases	145,405	148,908
Less: current portion	(7,454)	(7,227)
Long-term obligations related to capital leases	137,951	141,681

In July 2017, the Company completed a $153.0 million sale-leaseback financing transaction with a financial institution relating to four of the Company's Suezmax tankers, the Athens Spirit, Beijing Spirit, Moscow Spirit and Sydney Spirit. Under this arrangement, the Company transferred the vessels to subsidiaries of the financial institution (or collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters for 12-year terms. The Company has the option to purchase each of the four vessels at any point between July 2020 and July 2029.
The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease term, and as a result, is considered to be the Lessors' primary beneficiary and therefore the Company consolidates the Lessors for financial reporting purposes.
The liabilities of the Lessors are loans and are non-recourse to the Company. The amounts funded to the Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under the lease-back transaction. As a result, the amounts due by the Company's subsidiaries to the Lessors have been included in obligations related to capital leases as representing the Lessors' loans.
The bareboat charters also require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35 million and at least 5.0% of the Company's consolidated debt and obligations related to capital leases (excluding applicable security deposits reflected in restricted cash - long-term on the Company's consolidated balance sheets). In addition, the Company is required for each vessel to maintain a hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. Such requirement is assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at June 30, 2018, this ratio was approximately 98% (December 31, 2017 - 105%). As at June 30, 2018, the Company was in compliance with all covenants in respect of the obligations related to capital leases.
As at June 30, 2018, the Company's remaining commitments under the four capital leases for the Suezmax tankers was approximately $210.0 million, including imputed interest of $64.6 million, repayable from 2018 through 2029, as indicated below:

Year	Commitment
Remaining 2018	$8,210
2019	$16,236
2020	$16,279
2021	$16,233
2022	$16,232
Thereafter	$136,846